Exhibit 99.1
For Immediate Release

Onstream Media Granted Compliance Extension by NASDAQ

POMPANO BEACH, FL – January 20, 2010 – Onstream Media Corporation (NASDAQ: ONSM), a leading online service provider of live and on-demand internet video, corporate web communications and content management applications, announced today that a NASDAQ Listing Qualifications Panel (the “Panel”) recently determined to continue the listing of Onstream’s common stock on The NASDAQ Capital Market, pursuant to an extension through April 19, 2010 to meet the minimum bid price requirement as set forth in Listing Rule 5550 (a)(2) (the “Rule”). The determination followed a hearing before the Panel on December 3, 2009, at which Onstream presented its plan to regain compliance with the Rule.  Onstream may be considered compliant with the Rule if its common stock closes at a bid price of $1.00 per share or greater for a minimum of 10 consecutive trading days prior to April 19, 2010.

About Onstream Media:

Onstream Media Corporation (NASDAQ: ONSM) is an online service provider of live and on-demand internet video, corporate web communications and content management applications. Onstream Media's pioneering Digital Media Services Platform (DMSP) provides customers with cost effective tools for encoding, managing, indexing, and publishing content via the Internet. The DMSP provides our clients with intelligent delivery and syndication of video advertising, streaming video, mobile streaming and supports pay-per-view for online video and other rich media assets. The DMSP also provides an efficient workflow for transcoding and publishing user-generated content in combination with social networks and online video classifieds, utilizing Onstream Media’s Auction Video™ (patent pending) technology. In addition, Onstream Media provides live and on-demand webcasting, webinars, web and audio conferencing services. In fact, almost half of the Fortune 1000 companies and 78% of the Fortune 100 CEOs and CFOs have used Onstream Media's services.

Select Onstream Media customers include: AAA, Bonnier Corporation, Dell, Disney, Georgetown University, National Press Club, PR Newswire, Shareholder.com (NASDAQ), Sony Pictures and the U.S. Government. Onstream Media's strategic relationships include Akamai, Adobe, BT Conferencing, eBay and Qwest. For more information, visit Onstream Media at www.onstreammedia.com or call 954-917-6655.

Media Relations:
Chris Faust
FastLane
973-226-4379
cfaust@fast-lane.net

Investor Relations:
Brett Maas
Hayden IR
646-536-7331
brett@haydenir.com

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Cautionary Note Regarding Forward Looking Statements

Certain statements in this document and elsewhere by Onstream Media are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward- looking statements include, but are not limited to fluctuations in demand; changes to economic growth in the U.S. economy; government policies and regulations, including, but not limited to those affecting the Internet. Onstream Media undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in Onstream Media Corporation's filings with the Securities and Exchange Commission.

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